UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2011

Location Based Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-139395	20-4854758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Discovery, Suite 260, Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)

(888) 600-1044
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions:

5	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

5	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

5	Pre-commencement communications pursuant to Rule 14d-2(k) under the Exchange Act (17 CFR 240.14d-2(b))

5	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year Election of Directors

Effective October 25, 2011, the Board of Directors of Location Based Technologies, Inc. amended Article 3, Section 3.2, of its Bylaws to increase the number of directors from three to seven, and elected four new directors as previously reported.

Item 9.01.  Financial Statements and Exhibits

Exhibit #	Description
3.2A	Amendment to Article 3, Section 3.2, of Amended and Restated Bylaws of Location Based Technologies , Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATION BASED TECHNOLOGIES, INC.

Date: October 28, 2011	By:	/s/ David Morse
David Morse
Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description
3.2A	Amendment to Article 3, Section 3.2, of Amended and Restated Bylaws of Location Based Technologies , Inc.

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